VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2012

Health Sciences Fund (the “Fund”). In the Fund Summary, in the Investment Adviser section, the information about the current portfolio manager Kris Jenner is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title

Taymour R. Tamaddon	2013	Portfolio Manager

All changes reflected herein are effective immediately.

DATE: February 22, 2013